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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



 Date of report (Date of earliest event reported): October 24, 2002
                                                  (October 18, 2002)

                             U.S. Industries, Inc.
                           (Exact Name of Registrant
                          as Specified in Its Charter)


       Delaware                        1-14557                   22-3568449
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)

         777 S. Flagler Drive
              Suite 1108
         West Palm Beach, FL                                    33401
(Address of Principal Executive Offices)                      (Zip Code)

                                 (561) 514-3838
              (Registrant's Telephone Number, Including Area Code)

         (Former Name or Former Address, if Changed Since Last Report)


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Item 2.  Acquisition or Disposition of Assets.

     On October 18, 2002, the registrant sold SiTeco Holding GmbH ("SiTeco"), its European lighting division, to funds advised by JPMorgan Partners, the private equity arm of JPMorgan Chase & Company pursuant to a share purchase agreement dated August 2, 2002, as amended, among the registrant, JUSI Holdings Inc. and SiTeco Beteiligungs GmbH & Co KG. As provided in the share purchase agreement, registrant sold all of the outstanding capital stock to the purchaser. The total value of the consideration paid for SiTeco at closing was approximately EUR 113 million in cash. The total value of the consideration paid for SiTeco was determined based on arm's length negotiations between the registrant and the purchaser.

     The share purchase agreement which is filed as Exhibit 2.1 to this current report on Form 8-K is incorporated herein by reference. See also press release of registrant dated October 18, 2002 attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 5.  Other events.

     The registrant commenced a tender offer ("Offer") and consent solicitation for its 7-1/4% Senior Notes due 2006 (the "2006 Notes") on October 24, 2002. See press release of registrant dated October 24, 2002 attached hereto as
Exhibit 99.2 and incorporated by reference herein.

     The registrant will allocate approximately $30.3 million of the proceeds from the sale of SiTeco to be deposited into a collateral account securing the 7-1/8% Senior Notes due 2003 (the "2003 Notes") and the 2006 Notes, $20.2 million of which is allocable to the 2003 Notes and $10.1 million of which is allocable to the 2006 Notes. The cash in that account will be used to pay, as applicable, the cash consideration in the Exchange Offer for the 2003 Notes originally commenced on September 9, 2002 and the consideration in the Offer for the 2006 Notes. The aggregate cash consideration available to holders of 2003 Notes in the Exchange Offer is $109.6 million, of which $89.3 million was previously on deposit in the account and allocable to the 2003 Notes. The cash available for the holders of the 2006 Notes in the Offer is $54.8 million, of which $44.7 million was previously on deposit in the account and allocable to the holders of the 2006 Notes.

     See press release of registrant dated October 24, 2002 attached hereto as
Exhibit 99.3 and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)       Exhibits     Description

               2.1 Share Purchase Agreement dated as of August 2, 2002 among JUSI Holdings, Inc., U.S. Industries, Inc. and SiTeco Beteiligungs GmbH & Co KG

               2.2 Amendment Agreement dated as of August 2, 2002 among JUSI Holdings, Inc., U.S. Industries, Inc. and SiTeco Beteiligungs GmbH & Co KG

               99.1         U.S. Industries, Inc. Press Release dated
                            October 18, 2002

               99.2         U.S. Industries, Inc. Press Release dated
                            October 24, 2002

               99.3         U.S. Industries, Inc. Press Release dated
                            October 24, 2002




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     U.S. Industries, Inc.


Date: October 24, 2002               By:  /s/ Allan D. Weingarten
                                          ---------------------------------
                                         Name:  Allan D. Weingarten
                                         Title: Senior Vice President and Chief
                                                Financial Officer



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                               INDEX TO EXHIBITS


Exhibit
Number   Description

2.1 Share purchase agreement dated as of August 2, 2002 among JUSI Holdings, Inc., U.S. Industries, Inc. and SiTeco Beteiligungs GmbH & Co KG

2.2 Amendment Agreement dated as of August 2, 2002 among JUSI Holdings, Inc., U.S. Industries, Inc. and SiTeco Beteiligungs GmbH & Co KG

99.1    U.S. Industries, Inc. Press Release dated October 18, 2002

99.2    U.S. Industries, Inc. Press Release dated October 24, 2002

99.3    U.S. Industries, Inc. Press Release dated October 24, 2002